UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2022

The Necessity Retail REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	RTL	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPP	The Nasdaq Global Select Market
7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPO	The Nasdaq Global Select Market
Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 7, 2022, in connection with debt assumption related to the acquisition of the property discussed below, a wholly-owned subsidiary of The Necessity Retail REIT Operating Partnership, L.P., the operating partnership (the “Operating Partnership”) of The Necessity Retail REIT, Inc., a Maryland corporation (the “Company”), a Delaware limited liability company that is a wholly-owned subsidiary of the Operating Partnership (the “Borrower”), entered into a property management agreement (“PMA”) with Necessity Retail Properties, LLC (f/k/a American Finance Properties, LLC) (the “Property Manager”), an affiliate of Necessity Retail Advisors, LLC (f/k/a American Finance Advisors, LLC), the advisor to the Company to manage the property.

Pursuant to the PMA, the Property Manager is responsible for servicing and administering the property and lease and maintaining current servicing records and systems. The PMA is identical in form to the property management agreement described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2022, a form of which was filed as Exhibit 10.10 to such Current Report on Form 8-K and incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

On July 7, 2022, the Company, through a wholly owned subsidiary of the Operating Partnership also referred to herein as the Borrower, acquired one additional property (the “Seventh Closing Property”) from certain subsidiaries of CIM Real Estate Finance Trust, Inc. (the “Sellers”) pursuant to the previously disclosed purchase and sale agreement (the “PSA”) among the Company, the Operating Partnership and the Sellers dated December 17, 2021. The Seventh Closing Property is a power center that represents the 81st property of the Company’s previously announced acquisition of 81 properties (together, the “CIM Portfolio”) from the Sellers. As previously reported on the Company’s Current Reports on Form 8-K filed with the SEC on February 14, 2022, February 28, 2022, March 21, 2022, April 25, 2022, May 2, 2022 and May 27, 2022, the Company had acquired 80 power centers and grocery-anchored multi-tenant retail centers and a detention pond parcel at an aggregate purchase price of approximately $1.2 billion, including debt assumption of approximately $313.7 million but excluding closing costs (the “Acquired CIM Properties”). Neither the Sellers nor CIM Real Estate Finance Trust have a material relationship with the Company, the Operating Partnership or any of their respective subsidiaries and the acquisition was not an affiliated transaction.

The aggregate purchase price of the Seventh Closing Property was $71.1 million, including $39.0 million of assumed indebtedness but excluding closing costs. The Company funded the purchase price of the Seventh Closing Property from a combination of an assumed mortgage of $39.0 million (described herein), a draw of $6.8 million under the Company’s credit facility, $16.2 million of cash previously deposited by the Company in an escrow pursuant to the PSA and $9.1 million cash on hand. The Seventh Closing Property contains approximately 374,858 rentable square feet with 98% occupancy, leased to 30, 31 and 31 tenants as of September 30, 2021, December 31, 2021 and March 31, 2022, respectively, with a weighted average remaining lease term (based on annualized rental income on a straight-line basis) of 4.7 years as of September 30, 2021, 5.1 years as of December 31, 2021 and 4.8 years as of March 31, 2022, respectively. There have been no material changes to the terms of the leases, the composition of the tenant base or the occupancy at these properties since that date.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As noted above, on May 26, 2022, the Company, through the Operating Partnership, drew $6.8 million under its existing credit facility with BMO Harris Bank, N.A. to partially fund acquisition of the Seventh Closing Property. A description of the credit facility is included in the Company’s Current Report on Form 8-K filed with the SEC on October 4, 2021. The description is a summary and is qualified in its entirety by the terms of the credit agreement relating to the credit facility, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 4, 2021 and is incorporated by reference herein. To date, the Company has drawn $513 million from under existing credit facility to fund the acquisition of the CIM Portfolio.

Also on July 7, 2022, in connection with the acquisition of the Seventh Closing Property, the Borrower and the Operating Partnership and the Sellers entered into an assumption agreement, (the “Assumption Agreement”) in which the Borrower and the Operating Partnership assumed a loan by New York Life Insurance Company, to the Sellers, as borrower, for the outstanding principal balance of approximately $39.0 million at the time such loan was assumed by the Borrower and the Operating Partnership. The Borrower and the Operating Partnership made a partial principal payment of $3.8 million in connection such loan assumption. The loan requires payment of interest until maturity and bears interest at a fixed interest rate equal to 4.05% per annum. The loan matures in May 2024.

Item 7.01. Regulation FD Disclosure.

On July 11, 2022, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1. The information set forth in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.3 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

In its Current Reports on Form 8-K filed with the SEC on February 14, 2022, February 28, 2022, March 21, 2022, April 25, 2022, May 2, 2022 and May 27. 2022 (each an “Acquisition 8-K” and collectively, the “Acquisition 8-Ks”, the Company reported, among other things, that it completed the acquisition of the First Closing Properties, the Second Closing Properties, the Third Closing Properties, the Fourth Closing Properties, the Fifth Closing Properties and the Sixth Closing Property, as defined and described in the Acquisition 8-Ks. A total of 56 properties were acquired through March 31, 2022 and 25 properties remained probable as of that date. On April 8, 2022, in a Current Report on Form 8-K/A (the “Initial 8-K/A”), the Company amended and supplemented the Acquisition 8-Ks that were filed on February 14, 2022, February 28, 2022, and March 21, 2022 to provide, among other things, the historical statements and unaudited pro forma information required by Item 9.01(a) and (b) of Form 8-K with respect to the 56 acquired properties reported on those Acquisition 8-Ks. As disclosed in the Acquisition 8-Ks filed on April 25, 2022, May 2, 2022 and May 27, 2022, the Company completed the acquisition of 24 additional properties from the Sellers. On June 24, 2022, in a Current Report on Form 8-K/A (the “Second Form 8-K/A”), the Company amended and supplemented the last three Acquisition 8-Ks to provide historical financial statements and unaudited pro forma information required by Item 9.01(a) and (b) of Form 8-K for the Acquired CIM Properties, which should be read in conjunction with all of the Acquisition 8-Ks and the Initial Form 8-K/A. The acquisition of the Seventh Closed Property had not yet occurred but remained “probable” as of the filing date of the Second Form 8-K/A and was referred to therein as the “Probable Acquisition”.

The Company is filing this Current Report on Form 8-K to provide the additional following financial information for the CIM Portfolio in the aggregate: (1) the Combined Statements of Revenues and Certain Expenses of the CIM Portfolio for the quarter ended March 31, 2022 (including the notes thereto) attached hereto as Exhibit 99.1; and (2) the Company’s Unaudited Pro Forma Consolidated Financial Statements, which include the Company’s Unaudited Pro Form Consolidated Balance Sheet as of March 31, 2022 (including the notes thereto) and the Company’s Unaudited Pro Forma Consolidated Statements Operations for the quarter ended March 31, 2022 and for the year ended December 31, 2021 (including the notes thereto) attached hereto as Exhibit 99.2.

The Company’s Unaudited Pro Forma Consolidated Financial Statements (including the notes thereto) of the Company are qualified in their entirety and should be read in conjunction with the combined financial statements of the CIM Portfolio for the fiscal year ended December 31, 2021.

The Company’s Unaudited Pro Forma Consolidated Financial Statements have been prepared on the basis of certain assumptions and estimates described in the notes thereto and are subject to other uncertainties and do not purport to reflect what the actual results of operations or financial condition of the Company would have been had the CIM Portfolio been acquired on the dates assumed for purposes of such pro forma financial statements or to be indicative of the financial condition or results of operations of the Company as of or for any future date or period. Additionally, the acquisition accounting used in preparing the pro forma adjustments included in the Unaudited Pro Forma Consolidated Financial Statements are preliminary, and accordingly, the pro forma adjustments may be revised as additional information becomes available and as additional analyses are performed. Differences between these preliminary analyses and the final acquisition accounting will likely occur, and these differences could have a material impact on the Unaudited Pro Forma Consolidated Financial Statements and the Company’s future results of operations and financial position giving effect to the acquisition of the CIM Portfolio. For further information, see Exhibit 99.2.

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. The words “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “projects,” “plans,” “intends,” “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the potential adverse effects of (i) the ongoing global COVID-19 pandemic, including actions taken to contain or treat COVID-19, and (ii) the geopolitical instability due to the ongoing military conflict between Russia and Ukraine, including related sanctions and other penalties imposed by the U.S. and European Union, and the related impact on the Company, the Company’s tenants and the global economy and financial markets, as well as those risks and uncertainties set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022 and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in the Company's subsequent reports. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required to do so by law.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Properties Acquired.

The following financial statements for the CIM Portfolio are attached hereto as Exhibit 99.1 and incorporated by reference herein:

•	Combined Statements of Revenues and Certain Expenses of the CIM Portfolio for the quarter ended March 31, 2022

(b) Pro Forma Financial Information.

The following pro forma financial information for the Company is attached as Exhibit 99.2 and is incorporated herein by reference:

•	Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2022
•	Notes to the Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2022
•	Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2022
•	Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2022
•	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2021
•	Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2021

(d) Exhibits.

Exhibit Number	Description
10.1	Agreement of Purchase and Sale, dated as of December 17, 2021, by and between the Sellers identified therein and American Finance Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on December 20, 2021).
10.2	First Amendment to Agreement of Purchase and Sale, L.P., dated January 3, 2022, by and between the Sellers identified therein and American Finance Operating Partnership (incorporated herein by reference to Exhibit 10.45 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.3	Second Amendment to Agreement of Purchase and Sale, dated January 10, 2022, by and between the Sellers identified therein and American Finance Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.46 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.4	Third Amendment to Agreement of Purchase and Sale, dated January 14, 2022, by and between the Sellers identified therein and American Finance Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.47 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.5	Fourth Amendment to Agreement of Purchase and Sale, dated January 19, 2022, by and between the Sellers identified therein and American Finance Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.48 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.6	Fifth Amendment to Agreement of Purchase and Sale, dated January 21, 2022, by and between the Sellers identified therein and American Finance Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.49 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.7	Leasing Earnout Side Letter Agreement, dated February 9, 2022, by and between the Sellers identified therein and American Finance Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.50 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.8	Sixth Amendment to Agreement of Purchase and Sale, dated February 10, 2022, by and between the Sellers identified therein and The Necessity Retail REIT Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.51 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.9	Seventh Amendment to Agreement of Purchase and Sale, dated February 11, 2022, by and between the Sellers identified therein and The Necessity Retail REIT Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.52 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.10	Form of Property Management Agreement by and between Necessity Retail Properties, LLC and certain subsidiaries of The Necessity Retail REIT Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.10 to the Current Report on Form 8-K filed on April 25, 2022).
99.1	Combined Statements of Revenue and Certain Expenses of the CIM Portfolio
99.2	Unaudited Pro Forma Consolidated Financial Statements of the Company
99.3	Press Release dated July 11, 2022
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NECESSITY RETAIL REIT, INC.

Date: July 11, 2022	By:	/s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr.
Title: Chief Executive Officer and President